UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Sierra Bancorp

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 (“Amendment”) amends the Definitive Proxy Statement (the “Proxy Statement”) filed by Sierra Bancorp (the “Company,” “we” or “us”) with the Securities and Exchange Commission on April 14, 2017. The Proxy Statement was filed in connection with the Company’s 2017 Annual Meeting of Shareholders to be held on May 24, 2017.

This Amendment is being filed to add Proposal 5: Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation, which is required by SEC rules to be included every six years regardless of a company’s frequency of holding “say-on-pay” votes historically. We are asking shareholders to approve, on an advisory and non-binding basis, the frequency of holding an advisory vote on executive compensation, as described in the Supplement to Proxy Statement dated May 8, 2017 (the “Supplement”). Our recommendation is that we continue to hold such an advisory vote on an annual basis as we have done since 2011.

This Amendment includes (i) the Supplement, which adds Proposal 5 to the Proxy Statement; (ii) the amended proxy card to be distributed to the Company’s shareholders reflecting the addition of Proposal 5; and (iii) the transmittal letter to shareholders accompanying these items. No other changes are being made to the Proxy Statement.

May 8, 2017

Dear Shareholder:

You previously received our proxy statement dated April 14, 2017 (the “Proxy Statement”) in connection with our 2017 Annual Meeting of Shareholders to be held on May 24, 2017. The attached Supplement is designed solely to add a Proposal Five to the Proxy Statement, which is the Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation. We are asking shareholders to approve, on an advisory and non-binding basis, the frequency of holding an advisory vote on executive compensation. This proposal, which is required by the SEC to be included every six years regardless of a company’s frequency of holding “say-on-pay” votes historically, is described in the attached Supplement. Please note that in 2011 we suggested, and shareholders approved, the inclusion of this say-on-pay proposal on an annual basis. We recommend that we continue to hold such an advisory vote on an annual basis as we have done since 2011.

We have also included an amended proxy card for your action. Please sign, date and return the enclosed proxy card in the postage paid envelope provided, or vote your shares electronically or by telephone, so that as many shares as possible may be represented.

If you have already voted and do not submit a new (amended) proxy card, your previously submitted proxy will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the Say-on-Pay Frequency Proposal.

PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

If you have any questions, please feel free to contact me or Kenneth R. Taylor, Executive Vice President and Chief Financial Officer, at (559) 782-4900. Thank you very much.

Kevin J. McPhaill President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the
2017 Annual Meeting of Shareholders to be held on May 24, 2017

The attached Supplement dated May 8, 2107, the Proxy Statement dated April 14, 2017, the form of amended proxy card and the Company’s 2016 Annual Report to Shareholders are available electronically at www.sierrabancorp.com/financials

SIERRA BANCORP
86 North Main Street
Porterville, California 93257
(559) 782-4900

SUPPLEMENT TO PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 24, 2017

This Supplement amends our proxy statement dated April 14, 2017 (the “Proxy Statement”) which you received previously in connection with our 2017 Annual Meeting of Shareholders to be held on May 24, 2017. This Supplement is designed solely to add a Proposal Five: Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation. We are asking shareholders to approve, on an advisory and non-binding basis, the frequency of holding an advisory vote on executive compensation. Our recommendation is that we continue to hold such an advisory vote on an annual basis as we have done since 2011.

Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement. This Supplement should be read together with the Proxy Statement.

PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE
ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables shareholders to approve, on an advisory non-binding basis, the frequency of the advisory vote on the compensation of our Named Executive Officers, as described in Proposal 4 above. Accordingly, shareholders may indicate whether they would prefer an advisory vote on such executive compensation once every one, two, or three years, or whether they wish to abstain from casting a vote.

After considering the benefits and consequences of each option for the frequency of advisory say-on-pay votes, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate approach for the Company. The Board believes that current corporate practices and governance trends favor an annual advisory vote. This gives shareholders the opportunity to react promptly to emerging trends in compensation, and gives the Board and the Compensation Committee the opportunity to evaluate compensation decisions in light of yearly feedback from shareholders.

As an advisory vote, the result will not be binding upon the Company, although the Compensation Committee and the Board of Directors value the opinions expressed by shareholders and will certainly give consideration to the frequency option that receives the highest number of shareholder votes. Shareholders are not being asked to approve or disapprove the Board’s recommendation, but rather to indicate their choice among the frequency options.

Please mark on the Amended Proxy Card your preference as to the frequency of holding shareholder advisory votes on executive compensation, as every one, two or three years, or mark “abstain” on this proposal.

PLEASE NOTE THAT IF YOU SUBMIT A NEW (AMENDED) PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE OPTION OF ONCE EVERY YEAR AS THE FREQUENCY FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

The date of this Supplement is May 8, 2017

SIERRA BANCORP
Parent Company for Bank of the Sierra

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., THE DAY PRIOR TO THE MEETING

Vote by Internet

- Go to **www.investorvote.com/BSRR**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Amended Proxy Card

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED ON PROPOSAL 1, "FOR" PROPOSALS 2 THROUGH 4, AND "1 YEAR" ON PROPOSAL 5.

1. **ELECTION OF DIRECTORS** - To elect the following five individuals to serve as Class II directors until the 2019 annual meeting of shareholders and until their successors are elected and qualified:

01 - Albert L. Berra | 02 - Vonn R. Christenson | 03 - Laurence S. Dutto
04 - Kevin J. McPhaill | 05 - Gordon T. Woods

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

Proposal	For	Against	Abstain
2. **Approval of Stock Incentive Plan.** To approve the Company's 2017 Stock Incentive Plan, as described in the Company's Proxy Statement dated April 14, 2017.	☐	☐	☐
3. **Ratification of Appointment of Independent Accountants.** To ratify the appointment of Vavrinek, Trine, Day & Co., LLP as the Company's independent registered public accounting firm for 2017, as described in the Company's Proxy Statement dated April 14, 2017.	☐	☐	☐
4. **Advisory Vote on Executive Compensation.** To approve, on an advisory and non binding basis, the compensation paid to the Company's Named Executive Officers, as described in the Company's Proxy Statement dated April 14, 2017.	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
5. **Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation.** To approve, on an advisory and non binding basis, the frequency of holding an advisory vote on executive compensation, as described in the Supplement dated May 8, 2017 to the Company's Proxy Statement dated April 14, 2017.	☐	☐	☐	☐

6. To transact such other business as may properly come before the Meeting and at any adjournment or adjournments thereof. Management at present knows of no other business to be presented by or on behalf of Sierra Bancorp or its Board of Directors at the Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

02L0KC

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

SIERRA BANCORP
Parent Company for Bank of the Sierra

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Revocable Proxy — SIERRA BANCORP

ANNUAL MEETING OF SHAREHOLDERS — May 24, 2017

The undersigned shareholder(s) of Sierra Bancorp (the "Company") hereby nominates, constitutes and appoints Morris A. Tharp, James C. Holly and Kevin J. McPhaill, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the"Meeting") of the Company to be held at the Main Office of Bank of the Sierra, 90 North Main Street, Porterville, California 93257 on Wednesday, May 24, 2017 at 7:30 p.m., and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as stated on the reverse side.

THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "FOR" ALL NOMINEES LISTED ON PROPOSAL 1, "FOR" PROPOSALS 2 THROUGH 4, AND "1 YEAR" ON PROPOSAL 5.

IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

PLEASE MARK, SIGN, AND DATE ON THE REVERSE SIDE.

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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